UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 21, 2009

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1600, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to NATIXIS Facility

On May 21, 2009, NewStar Financial, Inc. (the “Company”) entered into Amendment No. 8 (the “8th Amendment”) to the Secured Loan and Servicing Agreement dated as of August 26, 2005, by and among NewStar Short-Term Funding LLC, as the borrower, the Company, as the originator and the servicer, MMP-7 Funding, LLC as the lender, NATIXIS Financial Products Inc., as the administrative agent, and U.S. Bank National Association, as the trustee.

The 8th Amendment established an advance rate of 50% for previously originated loans, extended the termination date of the facility from May 22, 2009 to May 21, 2010, reduced the commitment amount under the credit facility from $75,000,000 to $50,000,000, and reduced the Company’s advance rate for newly originated loans from 80% to 60%. The 8th Amendment also prohibits advances for real estate loans (including senior secured real estate loans, certain first priority real estate term loans or mezzanine loans) or middle market loans that are debtor-in-possession loans and second lien loans after May 22, 2009, among other things.

The foregoing description of the 8th Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the actual 8th Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by this reference.

Amendment to Wachovia Facility

On May 22, 2009, the Company entered into Amendment No. 3 (the “3rd Amendment”) to the Second Amended and Restated Sale and Servicing Agreement dated as of April 18, 2008, by and among NewStar CP Funding LLC, as the seller, the Company, as the originator and the servicer, Wachovia Bank, National Association as the swingline purchaser, each of the institutional purchasers, conduit purchasers and purchaser agents party thereto, Wachovia Capital Markets, LLC, as the administrative agent and as the WBNA agent, U.S. Bank National Association, as the trustee, and Lyon Financial Services, Inc., as the backup servicer.

The 3rd Amendment extended the facility termination date from June 1, 2009 to July 15, 2009.

A copy of the 3rd Amendment is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by this reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Amendment No. 8 to the Secured Loan and Servicing Agreement dated as of May 21, 2009, by and among NewStar Short-Term Funding LLC, NewStar Financial, Inc., MMP-7 Funding, LLC, NATIXIS Financial Products Inc., and U.S. Bank National Association. Filed herewith.

10.2	Amendment No. 3 to the Second Amended and Restated Sale and Servicing Agreement, dated as of May 22, 2009, by and among NewStar CP Funding LLC, NewStar Financial, Inc., Wachovia Bank National Association, Wachovia Capital Markets, LLC, U.S. Bank National Association and Lyon Financial Services, Inc. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: May 27, 2009	By:	/s/ JOHN K. BRAY
John K. Bray
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 8 to the Secured Loan and Servicing Agreement dated as of May 21, 2009, by and among NewStar Short-Term Funding LLC, NewStar Financial, Inc., MMP-7 Funding, LLC, NATIXIS Financial Products Inc., and U.S. Bank National Association. Filed herewith.

10.2	Amendment No. 3 to the Second Amended and Restated Sale and Servicing Agreement, dated as of May 22, 2009, by and among NewStar CP Funding LLC, NewStar Financial, Inc., Wachovia Bank National Association, Wachovia Capital Markets, LLC, U.S. Bank National Association and Lyon Financial Services, Inc. Filed herewith.